UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2001

OXFORD HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19442	06-1118515

(State or other jurisdiction) of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut	06611

(Address of principal executive offices)	(Zip Code)

(203) 459-6000
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     The Company’s Press Releases each dated August 1, 2001 announcing its second quarter 2001 results of operations and its Share Repurchase Program are attached as Exhibits hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99(a) Share Repurchase Press Release dated August 1, 2001

99(b) Earnings Press Release dated August 1, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: August 1, 2001	By:	/s/ MARC M. KOLE

Marc M. Kole

Vice President and Chief Accounting Officer

OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit		Page
Number	Description of Document	Number

99(a)	Share Repurchase Press Release dated August 1, 2001	5

99(b)	Earnings Press Release dated August 1, 2001	6

4